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                              FORWARD FUNDS, INC.

                 Forward Hansberger International Growth Fund
                     Forward Hoover Small Cap Equity Fund
                  Forward Uniplan Real Estate Investment Fund

                        Supplement dated March 24, 2003

       (to the Prospectus dated May 1, 2002, as amended January 1, 2003 and Statement of Additional Information dated January 1, 2003)

Forward Management, LLC has contractually agreed to waive a portion of its fees for the Forward Hoover Small Cap Equity Fund Institutional Class shares during the period from March 5, 2003 until March 5, 2004. The operating expenses of the Institutional Class shares of the Fund will be no higher than 1.34% of average daily net assets.



FFPROSUP 3/03